Exhibit 99.2
1First BanCorp Financial Results First Quarter 2026 April 22, 2026

Forward Looking Statements This presentation contains “forward
-looking statements” concerning the Corporation’s future economic, operational and financial performance. The words or phrases
“expect,” “anticipate,” “intend,” “should,” “would,” “will,” “plans,”
“forecast,” “believe” and similar expressions are meant to identify
“forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E
of the Securities Exchange Act of 1934, as amended, and are
subject to the safe harbor created by such sections. The Corporation cautions readers not to place undue reliance on any such forward
-looking statements, which speak only as of the date hereof, and advises readers that any such forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates and assumptions by us that are difficult to predict. Various factors, some of which are beyond our control, including, but not limited to, the uncertainties more fully discussed in Part I, Item
1A, “Risk Factors” of the Corporation’s Annual Report on Form
10-K for the year ended December 31, 2025, and the following, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements: the effect
of the current global interest rate environment (including the potential for ongoing reductions in interest rates) and inflation levels on the level, composition and performance of the Corporation’s assets and liabilities, and corresponding effects on the Corporation’s net interest income, net interest margin, loan originations, deposit attrition, overall results of operations, and liquidity position; the effects
of changes in the interest rate environment, including any adverse change in the Corporation’s ability to attract and retain clients and gain acceptance from current and prospective customers for new products and services,
including those related to the offering of digital banking and financial services; volatility in the financial services industry, which could result in, among other things, bank deposit runoffs, liquidity constraints, and increased regulatory requirements and costs;
uncertainty as to the ability of FirstBank to retain its core deposits and generate sufficient cash flow through its wholesale funding sources, which may require us to sell investment securities at a loss;
the impacts of natural or man-made disasters, widespread health emergencies, geopolitical conflicts (including sanctions, war or armed conflict such as the ongoing conflict in Ukraine, ongoing conflicts in the
Middle East, such as the war in Iran); adverse changes in general political and economic conditions in Puerto Rico, the U.S., and the U.S.
and British Virgin Islands, including in the interest rate
environment, unemployment rates, market liquidity, housing absorption rates, real estate markets and U.S. capital markets; general competitive factors and other market risks as well as the implementation of existent or planned strategic growth opportunities, including risks, uncertainties, and other factors or events related to any business acquisitions, dispositions
,
strategic partnerships, strategic operational investments including system conversions, and any anticipated efficiencies or other expected results related thereto; the impact of litigation or the threat of litigation, including any settlements or judgments
against the Corporation, and the potential resulting liabilities, costs, negative publicity or other reputational harm; the effects of asserted and unasserted claims and the extent of available insurance coverage; uncertainty as to the implementation of the debt restructuring plan of Puerto Rico and the Fiscal Plan for Puerto Rico as certified on June 6, 2025 by the Financial Oversight and Management Board
for Puerto Rico, or any revisions to it, on our clients and
loan portfolios, and any potential impact from future economic or political developments and tax regulations in Puerto Rico; the impact of government financial assistance for hurricane recovery and other
disaster relief on economic activity in Puerto Rico; the timing of sales of properties from our other real estate owned (“OREO”) portfolio;
the impacts of applicable legislative, tax or regulatory changes on the Corporation’s financial condition or performance;
and the effect of continued changes in the fiscal, monetary, and trade policies and regulations of the U.S. federal government, the Puerto
Rico government and other governments. The Corporation does
not undertake and specifically disclaims any obligation to
update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws. Non-GAAP Financial
Measures In addition to the Corporation’s financial information presented in accordance with GAAP, management uses
certain “non-GAAP” financial measures” within the meaning
of Regulation G promulgated by the SEC, to clarify and enhance understanding of past performance and prospects for the future. Please refer to pages 14-16 for a reconciliation of GAAP to non-GAAP measures and calculations. 2

Agenda 1 1Q 2026 – Quarter Highlights Aurelio Alemán, President
and Chief Executive Officer 2 1Q 2026 – Results of Operations
Orlando Berges, Executive Vice President and Chief Financial Officer
3 1Q 2026 – Questions and Answers 3

First Quarter 2026 – Performance Highlights Profitability Net income of $88.8 million ($0.57 per diluted share), compared to $87.1 million ($0.55 per diluted share) in 4Q 2025 Net interest income decreased to $221.0 million but the margin grew by 7 basis points reaching
4.75% On a non-GAAP basis, record adjusted pre-tax, pre-provision income of $131.4 million, up 1.7% when compared to 4Q 2025 Consistent expense management discipline resulted in an efficiency ratio of 49.1% vs. 49.3% in 4Q 2025 Balance Sheet Total loans
decreased slightly to $13.1 billion mainly driven by expected reductions in consumer loan balances in Puerto Rico Core deposits, other than brokered and fully collateralized government deposits, increased by $158.5 million (1.2% vs. prior quarter) Fully collateralized government deposits decreased by $146.3 million to $2.9 billion Asset Quality Non
-performing assets (“NPA”) ratio decreased to 0.57% and
annualized net charge-offs to average loans increased by 2 bps to 0.65% Allowance for credit losses (“ACL”) coverage
ratio on loans and leases decreased by 3 bps to 1.87% Liquidity and Capital
Loans in early delinquency (30-89 days past due) decreased
by 24% to $110.5 million compared to $145.0 million in 4Q 2025
Total available liquidity sources of approximately $6.5 billion or 1.3x of uninsured deposits (excluding fully collateralized govt. deposits) Repurchased $50.0 million in common stock and declared
$31.5 million in common stock dividends; CET1 remains strong and above well-capitalized levels at 16.9% On a non-GAAP basis, tangible book value per share grew by 1.3% to $12.45 and tangible
common equity ratio reached 10.11% 4

First Quarter 2026 – Strong Operating Results 1Q 2026 Franchise Highlights
and Priorities 1 ROAA: 1.89% ROACE: 17.92% 2 NPA
Ratio: 0.57% ACL Coverage: 1.87% 3 CET1 Ratio:16.9% Net
Payout: 92% Operating Environment Stable economic backdrop on the back of an encouraging labor market (5.7% unemployment rate
as of January 2026), encouraging reshoring activity, and
reconstruction efforts Sector-specific tariffs impacting auto industry-wide sales; year-to-date retail auto sales ~19% lower than same period in 2025 (March 2025 auto sales impacted by pre-tariff frontloading effect) Business Highlights Linked-quarter loan originations declined by 10% but increased by 6% when compared to the first quarter of 2025; core customer deposits grew by 4.9% on a linked-quarter annualized basis Active digital banking users grew by 5% year
-over-year, and over 95% of deposit transactions captured through digital and self-service channels Deploying AI to enhance our capabilities and the way we serve our clients by focusing on automating routine tasks to drive operational efficiency and improve customer experience
Strategic Priorities Selectively grow market share in core business segments while sustaining operational leverage and safeguarding asset quality
Remain focused on delivering 3%-5% organic loan growth, sustaining a 52% efficiency ratio, maintaining strong profitability,
and returning close to 100% of annual earnings back to shareholders
Continue our franchise and technology investments towards
improving interaction with customers by providing a seamless experi ence through multiple channels, including an expanded branch network Operating Environment PR Economic Activity Index
(EAI)(1) 120.7 111.1 128.8 127.6 127.6 127.9 128.3 127.9
-0.1% -7.8% 0.2% -1.3% -0.7% -0.5% -0.4% 0.2% 1Q20 2Q20 3Q24
4Q24 1Q25 2Q25 3Q25 4Q25 Steady Economic Environment.
+0.4% Real GNP Growth in FY2025; latest EAI reading showing +0.2%
YoY growth in 4Q 2025 and +0.3% in January 2026
Resilient Labor Market. Steady PR unemployment rate at 5.7%
Encouraging Reshoring Activity. Announced expansion plans
equivalent to a $2.2B investment and +4K jobs committed
in PR Disaster Recovery. Ongoing federal disbursements,
mainly from FEMA and HUD (CDBG) to continue supporting reconstruction efforts and overall economy (1) Puerto Rico Economic Development
Bank (EDB) and Bureau of Labor Statistics. 5

Results of Operations

Income Statement and Selected Financial Data I 10 2026 I vl 40n (0
F ($ in thousands, except per share data and financial ratios) Interest income S 279,849 S 285,158 $ (5,309) S 277,065 Interest expense
58,893 62,390 (3,497) 64,668 Net interest income 220,956 222,768
(1,812) 212,397 Provision for credit losses 17,273 22,971 (5,698) 24,8
10 Total non-interest income 37,685 34,400 3,285 35,734
Personnel expense 65,299 63,196 2,103 62,137 Occupancy and equipment expense 22,063 21,797 266 22,630 Professional service fees
12,912 13,111 (199) 11,486 FDIC deposit insurance 2,058 961
1,097 2,236 Net (gain) on OREO operations (937) (838) (99) (1,129)
Other non-interest expenses 25,710 28,643 _2,933) 25,662 Total non-interest expenses 127,1 05 126,870 23 5 123,022 Pre-tax income
114,263 107,327 6,936 100,299 Income tax expense 25,485 20,226
5,259 23,240 Net i ncome $ 88,778 $ 87,101 $ 1,677 $ 77,059
Selected Financial Data: Adjusted pre-tax, pre-provision income
(Non-GAAP) S 131,444 S 129,199 2,245 S 125,109 Fully diluted EPS
S 0.57 S 0.55 0.02 S 0.47 Tangible bookvaue per share
S 12.45 S 12.29 0.16 S 10.64 Common stock price as of end of period S 21.36 S 20.73 0.63 S 19.17 Dividend payout ratio 34.98%
32.40% 2.58% 38.06% Net interest Margin (GAAP) 4.75% 4.68%
0.07% 4.52% Efficiency ratio 49.14% 49.33% 0. 19% 49.58%
ROAA 1.89% 1.81% 0.08% 1.64% Non-GAAP Reconciliation –
Selected Data(1) 1Q26 Adjusted Tangible Common Equity Ratio
10.11% 1.64% 11.75% 1Q26 TCE Ratio AOCL Impact
Adj. TCE Ratio 1Q26 Adjusted Tangible Book Value
per Share $12.45 $2.28 $14.73 1Q26 TBVPS AOCL Impact Adj.
TBVPS 1Q26 Adjusted ROACE 17.92% 2.53% 15.39% 1Q26
ROACE AOCL Impact Adj. ROACE (1) Non-GAAP financial measures.
Please refer to the calculation and management’s reason for
using these measures on slides 14-16
titled “First Quarter 2026 - Use of Non-GAAP Financial Measures.”
7

First Quarter 2026 – Profitability Dynamics Net Interest Income ($MM)
$212.4 $215.9 $217.9 $222.8 $221.0 4.52% 4.56% 4.57% 4.68%
4.75% 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Income ($)
Net Interest Margin (GAAP %) Evolution of Loan Yields and
Cost of Funds(1) 7.75% 7.64% 7.62% 7.55% 7.49% 6.22% 6.18% 6.11%
6.09% 6.07% 1.53% 1.46% 1.51% 1.46% 1.42% 1Q25 2Q25 3Q25
4Q25 1Q26 Loan Yields Cost of Funds Key Highlights Net interest income amounted to $221.0 million, a decrease of $1.8 million
vs. the prior quarter; primarily reflecting the following: A $6.5 million decrease in interest income on loans related to 1) a $4.1 million reduction in interest income on commercial loans partially attributed to the effect of two less days in the quarter and the downward repricing of variable-rate loans, partially offset by an increase associated to higher average commercial balances, 2) a $2.7 million decrease in interest income on consumer loans attributed to the effect of two less days in the quarter and lower average consumer loan balances A $3.3 million decrease in interest expense mostly due to lower average balances on interest-bearing checking and savings accounts, lower rates paid during the quarter, and the effect of two less days in the quarter A $1.2 million increase in interest income on investments and cash balances due to purchases of higher
yielding investments replacing lower yielding securities resulting in a
22-bps improvement in yield, partially offset by a decrease
in interest income from lower cash balances and the reduction in fed funds rate Net interest margin increased during the quarter by 7 basis points to 4.75%, mostly reflecting the improvement from the deployment of cash flows from lower yielding securities to higher yielding interest
-earning assets and the decrease in the cost of interest-bearing deposits, partially offset by downward repricing on variable-rate
commercial loans and a decrease of 3 bps associated with interest income collected on a nonaccrual commercial loan and a prepayment penalty during the fourth quarter of 2025 (1) Average cost of funds
include cost of all interest-bearing deposits, non-interest-bearing deposits, and wholesale funding 8

First Quarter 2026 - Profitability Dynamics

1First BanCorp

Non-Interest Income ($MM)



$35.7
$31.0
$30.8
$34.4
$37.7
$22.9
$17.7
$17.7
$20.3
$23.7
$3.2
$3.4
$3.3
$4.2
$4.0
$9.6
$9.8
$9.8
$9.9
$9.9
1Q25
2Q25
3Q25
4Q25
1Q26
Other
Mortgage Banking
Service Charges on Deposits

Non-Interest Expenses ($MM)



$123.0
$123.3
$124.9
$126.9
$127.1
$0.0
$1.9
$0.2
$62.1
$60.1
$59.8
$63.2
$65.3
$61.4
$63.2
$63.2
$63.5
$62.0
-$0.5
-$0.2
1Q25
2Q25
3Q25
4Q25
1Q26
Credit Related
Payroll Related
Other Operating Expenses

Key Highlights

- Non-interest income of $37.7 million, compared to $34.4 million in prior quarter; the $3.3 million increase was driven by:
  - The $3.6 million in seasonal contingent commissions recorded as part of insurance commission income in the first quarter of 2026 based on the prior year's production of insurance policies

Key Highlights

- Non-interest expenses of $127.1 million, relatively flat vs. prior quarter due to:
  - A $2.1 million increase in payroll-related expenses, which included seasonal increase in payroll taxes and increase in stock-based compensation expense
  - Partially offset by a $2.4 million decrease on business promotion expenses due to certain marketing efforts during the fourth quarter and a $0.4 million decrease in credit and debit card processing expenses due to expenses reimbursed in the first quarter which were partially offset by higher transactional volumes
- Efficiency ratio relatively stable at 49%, below the 52% operating target

9

First Quarter 2026 – Asset Quality Repossessed Assets and Other Non-Performing
Loans NPAs/Assets Non-Performing Assets ($MM) $129.4
$128.0 $119.4 $114.1 $108.8 $30.9 $27.9 $23.2 $21.5
$21.1 0.68% 0.68% 0.62% 0.60% 0.57% $98.5 $100.1 $69.3 $92.6
$87.7 1Q25 2Q25 3Q25 4Q25 1Q26 Repossessed Assets and Other
Consumer Residential Construction Commercial $129.4 $128.0 $119.4
$114.1 $108.8 $30.9 $27.9 $23.2 $21.5 21.1. $22.8 $20.3
$20.7 $21.4 $19.7 $30.8 $30.8 $28.9 $29.2 $285.1 $1.4 $5.7 $5.6
$5.5 $5.4 $43.5 $43.3 $41.1 $36.4 $34.5 1Q25 2Q25 3Q25 4Q25
1Q26 Non-Performing Assets ($MM) – Distribution by Segment Total
non-performing assets decreased by $5.3 million to $108.8 million or 0.57% of total assets Decrease in non-performing assets was driven by a $4.8 million decrease in nonaccrual loans across all segments and a $0.5 million net decrease in repossessed assets Inflows to non-accrual loans held for investment were $34.3 million, a decrease of $11.9 million when compared to the prior quarter, mostly driven by a decrease in commercial inflows of $11.2 million due the
$10.0 million Puerto Rico C&I loan inflow in the fourth quarter, and a $0.9 million decrease in residential mortgage inflows, partially offset by a $0.2 million increase in consumer loan inflows Loans in early delinquency (i.e., 30-89 days past due accruing loans)
amounted to $110.5 million, a decrease of $34.5 million vs.
4Q 2025, driven by a $31.0 million decrease in consumer loans, primarily in the auto loan portfolio 10

First Quarter 2026 - ACL and Capital

Evolution of ACL ($MM) and ACL on Loans to Total Loans (%)



$251.7
$253.2
$251.0
$253.5
$249.7
$4.4
$4.6
$4.0
$4.5
$4.6
$247.3
$248.6
$247.0
$249.0
$245.1
1.95%
1.93%
1.89%
1.90%
1.87%
1Q25
2Q25
3Q25
4Q25
1Q26
Off-BS Credit Exposure & Debt Securities
ACL on Loans/Loans
Loans

Capital Ratios (%)



18.0 16.6 16.6 11.2 9.1
17.9 16.6 16.6 11.4 9.6
17.9 16.7 16.7 11.5 9.7
18.0 16.8 16.8 11.6 10.1
18.2 16.9 16.9 11.7 10.1
1Q25
2Q25
3Q25
4Q25
1Q26
Total Risk-Based Capital
Tier-1 Common
Tangible Common
Tier-1 Capital
Leverage

Key Highlights

- The allowance for credit losses (ACL) on loans and leases was $245.1 million, down $3.9 million vs. prior quarter; the ratio of the ACL on loans and finance leases to total loans held for investment decreased to 1.87%
  - Variance was mainly related to lower consumer and commercial ACL due to improved macroeconomic variables, partially offset an increase in the mortgage ACL mostly due to loan growth
- Net charge-offs of $21.1 million, 0.65% of average loans, compared to $20.4 million or 0.63% in prior quarter, increase mostly driven by a $0.6 million charge-off associated with a nonaccrual CRE loan in the Virgin Islands

Key Highlights

- Total stockholders' equity amounted to $2.0 billion, an increase of $0.4 million vs. the prior quarter, driven by earnings generated during the quarter
  - Partially offset by $50.0 million in common stock repurchases, $31.5 million in common stock dividends declared during the quarter, and a $6.2 million decrease in the fair value of available-for-sale debt securities due to changes in market rates recognized as part of accumulated other comprehensive loss
- All regulatory ratios remain significantly above "well-capitalized" levels

11

1Q 2026 Financial Results Appendix and Non-GAAP Financial Measures

First Quarter 2026 – Balance Sheet Highlights Loan Portfolio - $MM
$12,690.0 $12,880.0 $13,061.0 $13,142.0 $13,104.0 Loans HFS
$15 $10 $13 $17 $13 Commercial $5,862 $6,018 $6,163 $6,243
$6,322 Consumer $3,741 $3,747 $3,736 $3,709 $3,659 Construction
$234 $245 $260 $260 $195 Residential $2,838 $2,859 $2,889 $2,908
$2,915 1Q25 2Q25 3Q25 4Q25 1Q26 Total Deposits (excluding
Brokered CDs) - $MM $16 $16,027 $16,233 $16,077 $16,089
Public Funds $3,443 $3,371 $3,438 $3,016 $2,869 CDs & IRAs
$2,779 $2,888 $3,055 $3,122 $3,179 Commercial $5,120 $4,897
$4,879 $5,019 $5,060 Retail $4,998 $4,871 $4,861 $4,920 $4,981
1Q25 2Q25 3Q25 4Q25 1Q26 Public Funds Distribution - $MM
$2 -84% PR $448 Other -16% 1Q26 $1,876 $489 $56 -77% -20%
-2% Public Corp/Agencies Municipalities US Govt. Loan Originations
- $MM(1) $1,177 $1,414 $1,371 $1,391 $1,247 Consumer
$276 $283 $267 $261 $253 Credit Card $102 $106 $104 $104 $95
Residential $114 $127 $132 $128 $116 Construction $49 $35
$35 $29 $14 Commercial $4,998 $861 $833 $869 $770 1Q25 2Q25
3Q25 4Q25 1Q26 Composition of Deposit Portfolio vs. Available
Liquidity - $MM(2) $16,077 $16,089 $5,549 $5,555 -35% -35%
NIB $10,528 $10,534 IB -65% -65% 4Q25 1Q26 $8,374 $4,846 $2,869
-51% -30% -18% Cash & Equivalents Free Liquid Securities
PHLB Avaialbility Fed Line (1) Loan Originations include refinancing and renewals, as well as credit card utilization activity (2) Uninsured deposits exclude public funds which are fully collateralized 13

First Quarter 2026 – Use of Non-GAAP Financial Measures Basis of
Presentation: Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of
these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where
non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can
be found in the text or in the attached tables to this earnings presentation.
Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance
with GAAP. Tangible Common Equity Ratio and Tangible
Book Value per Common Share The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures that management believes are generally used by the financial community to evaluate capital adequacy. Tangible common
equity
is total common equity less goodwill and other intangibles. Tangible assets are total assets less goodwill and other intangibles. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts
of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosure of these financial measures may be useful to investors. Neither tangible common equity nor tangible assets, or the related measures, should be
considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance
with GAAP. Moreover, the way the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names. (In thousands, except ratios and per share information)
10 2026 1 40 2025 3Q2025 20 2025 10 2025 Tangible
Equity: Total common equity - GAAP s 1,967,239 S 1,966,865
S 1,918,045 S 1,845,455 S 1,779,342 Goodwill (38,611) (38,611)
(38,611) (38,611) (38,611) Other intangible assets (3,240) (3,458)
(3,676) (4,535) (5,715) Tangible common equity (Non-GAAP)
$ 1,925,388 $ 1,924,796 $ 1,875,758 $ 1,802,309 $ 1,735,016 Tangible
Assets: Total assets - GAAP s 19,086,105 S 19,132,892
S 19,321,335 S 18,897,529 S 19,106,983 Goodwill (38,611) (38,611)
(38,611) (38,611) (38,611) Other intangible assets (3,240)
(3,458) (3,676) (4,535) (5,715) Tangible assets (Non-GAAP)
$ 19,044,254 $ 19,090,823 $ 19,279,048 $ 18,854,383 $ 19,062,657
Common shares outstanding 154,694 156,619 159,135 161,508 163,104
Tangible common equity ratio (Non-GAAP) 10.11%
10.08% 9.73% 9.56% 9.10% Tangible book value per common share
(Non-GAAP) $ 12.45 $ 12.29 $ 11.79 $ 11.16 $ 10.64 14

First Quarter 2026 – Use of Non-GAAP Financial Measures Basis of
Presentation: Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of
these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where
non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can
be found in the text or in the attached tables to this earnings presentation.
Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance
with GAAP. Adjusted Pre-Tax, Pre-Provision Income
Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress, including as a result of natural cat astrophes or health epidemies. Adjusted pre-tax, pre-provision income, as defined by management, represents income before
income taxes adjusted to exclude the provision for credit losses expense, as well as certain items that management believes are not reflective of core operating performance. (S in thousands) Income before income taxes Add: Provision for credit losses expense Add: FDIC special assessment reversal Less: Employee retention credit Adjusted pre-tax, pre-provision income Change from most recent prior period
(amount) Change from most recent prior period (percentage)
Quarterly Results 10 2026 ! 40 2025 3Q2025 20 2025 1Q2025 S 114,263
S 107,327 S 106,223 S 102,885 S 100,299 17,273 22,971 17,593 20,587
24,810 (92) (1,099) - -s - - (-5 (2,358) - S 131,444 S 129,199 S 121,458
S 123,472 S 125,109 s 2,245 s 7,741 s (2,014) S (1,637) S 8,176
1.7% 6.4% -1.6% -1.3% 7.0% 15

First Quarter 2026 – Use of Non-GAAP Financial Measures Basis of
Presentation: Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of
these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where
non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can
be found in the text or in the attached tables to this earnings presentation.
Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance
with GAAP. Adjusted Tangible Common Equity Ratio Adju
sted tangible common equity, which is total common equity
less goodwill and other intangibles, after exclusion of net unreali zed losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss and Special Items,
divided by adjusted tangible assets, which are total assets less goodwill and other intangible assets, after exclusion of the net unrealized losses on available-for- sale debt securities. Adjusted
Tangible Book Value Per Share Adjusted tangible common
equity, which is total common equity less goodwill and
other intangibles, after exclusion of net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by common shares outstanding. Adjusted
Return on Average Common Equity Ratio Net income divided by adjusted average common equity, which is average total common
equity, after exclusion of average net unrealized losses on available-for-sale debt securities recognized as
part of accumulated other comprehensive loss. Tangible Common
Equity Add: AOCL AFS Debt Securities Adjusted Tangible
Common Equity Tangible Assets Add: AOCL AFS Debt Securities
Adjusted Tangible Assets Adjusted Tangible
Common Equity Ratio Common Shares Outstanding Adjusted Tangible
Book Value Per Common Share As of March 2026
S 1,925,388 353,358 $ 2,278,746 s 19,044,254 353,358 $ 19,397,612
11.75% 154,694 s 14.73 Average Common Equity Add:
Average AOCL AFS Debt Securities Adjusted Average
Common Equity Net Income Adjusted Return on Average Common
Equity 1Q2026 (Average) S 2,009,137 330,659 $ 2,339,796
s 88,778 15.39% 16

Financial Results First Quarter 2026 April 22, 2026